EXHIBIT 99.6
                                                                    ------------


                       THIRD ADDITIONAL ISSUANCE AGREEMENT

         This Third Additional Issuance Agreement ("Agreement"), dated March 31, 2006 is made between CDKNET.COM, INC., a Delaware corporation (the "Company") and Cargo Holdings LLC, a New York limited liability company (the "New Purchaser"), is made pursuant to that certain Securities Purchase Agreement ("Purchase Agreement") dated as of December 28, 2005, as amended, by and between the Company and each purchaser identified on the signature pages thereto and set forth on Annex A to this Agreement (each, including its successors and assigns, a "Purchaser" and collectively, the "Purchasers") for the purchase of the Company's 6% Secured Convertible Debenture (the "Debenture") and the Common Stock Purchase Warrants in connection therewith (the "Warrant"). CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN THAT ARE DEFINED IN THE PURCHASE AGREEMENT SHALL HAVE THE MEANINGS GIVEN SUCH TERMS IN THE PURCHASE AGREEMENT.

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Issuance of Additional Debentures and Warrants; Waiver, Extension and Amendment.

             (a) Issuance. The Company hereby agrees to issue against payment to the New Purchaser (a) a debenture of the Company with a principal amount of $500,000 which debenture shall be in the form of, and on the same terms and conditions as, the Debentures in the form attached as Exhibit A (the "New Debenture"), (b) a warrant to purchase up to 235,294 shares of Common Stock, which warrant shall be in the form of, and on the same terms and conditions as, the Long Term Warrants in the form attached as Exhibit B, and (c) a warrant to purchase up to 235,294 shares of Common Stock, which warrant shall be in the form of, and on the same terms and conditions as, the Short Term Warrants in the form attached as Exhibit C (the warrants issued in clauses (b) and (c) collectively referred to as the "New Warrants"). The total purchase price for the purchase of the New Debenture and the New Warrants is $500,000 (the "New Subscription Amount"). Within 3 Trading Days of the date hereof, the Company shall deliver the New Debentures, New Warrants and opinion of counsel required pursuant to Section 5 to the New Purchaser and the New Purchaser shall wire the New Subscription Amount to the wire instructions attached hereto as Annex B.

             (b) Waiver and Extension. Pursuant to the Registration Rights Agreement, as amended, the Company agreed to file a Registration Statement on or before March 28, 2006 (the "Filing Date") and that such Registration Statement would be effective June 11, 2006 (the "Effectiveness Date"). By execution of this Agreement, the New Purchaser agrees to extend the Filing Date to October 15, 2006 and the Effectiveness Date to December 14, 2006 and to waive any past or present default ore liquidated damages arising from the Company's failure to comply with its agreement to file an initial Registration Statement by the Filing Date (the "Existing Default").

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             (c) Amendment. The definition of "Exempt Issuance" set forth in
Section 1.1 of the Purchase Agreement is amended to add the following clause (f) immediately following the word "securities" and before the last period of clause
(f):

             "or (f) the issuance of warrants to Emerging Markets Consulting LLC pursuant to a consulting agreement, provided that the exercise price of such warrants equals or exceeds $0.85 and not more than 180,000 such warrants are issued in any consecutive three month period."

         2. Documents. The rights and obligations of the New Purchaser and of the Company with respect to the New Debenture, the New Warrants and the shares of Common Stock issuable under the New Debentures and New Warrants (the "Additional Underlying Shares") shall be identical in all respects to the rights and obligations of the Purchasers and of the Company with respect to the Debentures, the Warrants and the Underlying Shares issued and issuable pursuant to the Purchase Agreement. Any rights of the New Purchaser or covenants of the Company which are dependant on the New Purchaser holding securities of the Company or which are determined in magnitude by the New Purchaser's purchase of securities pursuant to the Purchase Agreement shall be deemed to include any securities purchased or issuable hereunder. The Purchase Agreement is hereby amended so that the term "Debentures" includes the New Debenture issued hereunder and "Underlying Shares" includes the Additional Underlying Shares. Additionally, the Registration Rights Agreement entered into in connection with the Purchase Agreement is hereby amended so that the term "Registrable Securities" includes in the calculation thereof the Additional Underlying Shares.

         3. Condition Precedent to the Closing of the Agreement. It shall be condition precedent to the closing and effectiveness of the Agreement that the purchasers identified on the signature pages to the Purchase Agreement and set forth on Annex A hereto have executed a Letter Agreement with the Company, in the form of Exhibit D attached hereto, whereby the purchasers consent to this Agreement and agree to the waiver of the Existing Default, the extension of the Filing Date and the Effectiveness Date and the amendment of the definition of "Exempt Issuance" in Section 1.1 of the Purchase Agreement.

         4. Representations and Warranties of the Company. The Company hereby makes to the New Purchaser the following representations and warranties:

             (a) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. This Agreement has been duly executed by the Company and, when


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delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

             (b) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien (except as contemplated by the Security Documents) upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except that, in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

             (c) Issuance of the Additional Debentures. The Additional Debentures and Additional Warrants are duly authorized and, upon the execution of this Agreement by the New Purchaser, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Additional Underlying Shares, when issued in accordance with the terms of the Additional Debentures and Additional Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the Additional Underlying Shares at least equal to the Required Minimum on the date hereof.

             (d) Equal Consideration. Except as set forth in this Agreement, no consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance or otherwise of any provision of any of the Transaction Documents.

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             (e) Other Events of Default. As of the date of this Agreement, to the knowledge of the Company, no Event of Default other than the Existing Default exists that has not been waived.

             (f) Affirmation of Prior Representations and Warranties. The Company hereby represents and warrants to the New Purchaser that its representations and warranties listed in Section 3.1 of the Purchase Agreement are true and correct as of the date hereof, as modified by changes resulting from the Additional Issuance Agreement and the Second Additional Issuance Agreement, which changes would not, with notice and the passage of time, constitute an Event of Default under the Transaction Documents.

         5. Representations and Warranties of the New Purchaser. The New Purchaser hereby represents and warrants as of the date hereof to the Company as follows:

             (a) Authority. The execution, delivery and performance by the New Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the New Purchaser. This Agreement has been duly executed by the New Purchaser, and when delivered by the New Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the New Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

             (b) Own Account. The New Purchaser understands that the New Debenture and New Warrants are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the New Debenture and New Warrants as principal for its own account and not with a view to or for distributing or reselling such New Debenture or New Warrants or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other persons regarding the distribution of such New Debenture and New Warrants (this representation and warranty not limiting such Purchaser's right to sell the Additional Underlying Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the New Debenture and New Warrants hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the New Debenture, New Warrants or Additional Underlying Shares.


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             (c) Purchaser Status. The New Purchaser is an "accredited investor"
as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the
Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

             (d) General Solicitation. The New Purchaser is not purchasing the New Debenture or New Warrants as a result of any advertisement, article, notice or other communication regarding the New Debenture or New Warrants published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

             (e) Affirmation of Prior Representations and Warranties. The New Purchaser hereby represents and warrants to the Company that the representations and warranties listed in Section 3.2 of the Purchase Agreement are true and correct as of the date hereof, as modified by changes resulting from the Additional Issuance Agreement and the Second Additional Issuance Agreement, which changes would not, with notice and the passage of time, constitute an Event of Default under the Transaction Documents.

         6. Delivery of Opinion. Concurrently herewith, the Company shall deliver to the New Purchaser an opinion of outside counsel regarding this Agreement and the issuance of the New Debentures and New Warrants in form and substance reasonably acceptable to the New Purchaser.

         7. Public Disclosure. The Company shall, on the Trading Day following the date of payment of the New Subscription Amount, issue a Current Report on Form 8-K, reasonably acceptable to the New Purchaser, disclosing the material terms of the transactions contemplated hereby, and shall attach this Agreement thereto. The Company shall consult with the New Purchaser in issuing any other press releases with respect to the transactions contemplated hereby.

         8.  [RESERVED].

         9. Effect on Transaction Documents. Except as expressly set forth above, all of the terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein, including but not limited to, any other obligations the Company may have to the Purchasers under the Transaction Documents. Notwithstanding the foregoing, this Agreement shall be deemed for all purposes as an amendment to any Transaction Document as required to serve the purposes hereof, and in the event of any conflict between the terms and provisions of the Debentures, the Registration Rights Agreement or any other Transaction Document, on the one hand, and the terms and provisions of this Agreement, on the other hand, the terms and provisions of this Agreement shall prevail with regard to the rights and obligations of the New Purchaser.


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         10. Expenses. The Company agrees to pay to Purchasers upon demand any and all reasonable out-of-pocket costs or expenses (including, without limitation, reasonable legal fees and disbursements) incurred or sustained by Purchasers, in connection with the preparation of this Agreement and related matters.

         11. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the New Purchaser.

         12. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

         13. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the New Purchaser. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of the New Purchaser. The New Purchaser may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

         14. Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

         15. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

         16. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.


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         17. Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         18. [RESERVED].







                            [SIGNATURE PAGE FOLLOWS]

























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         Executed as of March 31, 2006 by the undersigned duly authorized representatives of the Company , the New Purchaser and the other Purchasers:




CDKNET.COM, INC                               CARGO HOLDINGS LLC



By: /s/ Kirk Warshaw                          By: /s/ Renee Typaldos
    --------------------------                    --------------------------
    Kirk Warshaw                                  Renee Typaldos, Member
    Chief Financial Officer


                                              By: /s/ Gennaro Vendome
                                                  --------------------------
                                                  Gennaro Vendome, Member






                                              ADDRESS FOR NOTICE:

                                              c/o Daniel G. Blumenstein
                                              1123 Broadway, Suite 1118
                                              New York, New York 10010




                                              ADDRESS FOR DELIVERY OF SECURITIES
                                              (IF NOT SAME AS ABOVE):









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                                     ANNEX A
                                     -------



                                                                           Short Term           Long Term
Purchaser                                               Debenture            Warrant             Warrant
---------------------------------                    --------------      --------------      --------------
Bushido Capital Master Fund, L.P.                    $ 1,875,884.38           1,118,063           1,118,063
275 Seventh Avenue, Suite 2000
New York, NY 10001

Gamma Opportunities Capital Partners, LP Class A         500,000.00             235,294             235,294
1967 Longwood - Lake Mary Road
Longwood, FL  32750

Gamma Opportunities Capital Partners, LP Class C         500,000.00             235,294             235,294
1967 Longwood - Lake Mary Road                       --------------      --------------      --------------
Longwood, FL  32750

Total                                                $ 2,875,884.38           1,588,651           1,588,651
                                                     ==============      ==============      ==============





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                                     ANNEX B
                                     -------



ACCOUNT NAME:     SOMMER & SCHNEIDER, LLP
                  ATTORNEY ESCROW ACCOUNT - IOLA


BANK:             Bank of New York
                  35 Jericho Turnpike
                  Jericho, NY 11753
                  (516) 333-6911


ACCOUNT NO.:      6902 089606


ABA NO.:          021000018





PLEASE BE CERTAIN TO IDENTIFY THE TRANSACTION TO WHICH THE FUNDS RELATE AND THE SENDER IN THE DETAILS OF PAYMENT FIELD.


FOR INTERNATIONAL WIRES, PLEASE USE SWIFT NUMBER IRVTUS3N.










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